Exhibit 99.1

FLAGSHIP SOLUTIONS, LLC

d/b/a Flagship Solutions Group

FLAGSHIP SOLUTIONS, LLC

D/B/A FLAGSHIP SOLUTIONS GROUP

C O N T E N T S

INDEPENDENT AUDITORS’ REVIEW REPORT

To Management

Flagship Solutions, LLC

We have reviewed the accompanying interim financial statements of Flagship Solutions, LLC, which comprise the balance sheet as of March 31, 2021, and the related statements of operations and members’ deficit and cash flows for the three months ended March 31, 2021 and 2020, and the related notes to the interim financial statements.

Management’s Responsibility for the Financial Information

Management is responsible for the preparation and fair presentation of the interim financial information in accordance with accounting principles generally accepted in the United States of America; this includes the design, implementation, and maintenance of internal control sufficient to provide a reasonable basis for the preparation and fair presentation of interim financial information in accordance with accounting principles generally accepted in the United States of America.

Auditor’s Responsibility

Our responsibility is to conduct our review in accordance with auditing standards generally accepted in the United States of America applicable to reviews of interim financial information. A review of interim financial information consists principally of applying analytical procedures and making inquiries of persons responsible for financial and accounting matters. It is substantially less in scope than an audit conducted in accordance with auditing standards generally accepted in the United States of America, the objective of which is the expression of an opinion regarding the financial information as a whole. Accordingly, we do not express such an opinion.

Conclusion

Based on our review, we are not aware of any material modifications that should be made to the accompanying interim financial information for it to be in accordance with accounting principles generally accepted in the United States of America.

/s/ Rosenberg Rich Baker Berman, P.A

Somerset, New Jersey

July 28, 2021

1

FLAGSHIP SOLUTIONS, LLC

D/B/A FLAGSHIP SOLUTIONS GROUP

BALANCE SHEETS

March 31,
2021
ASSETS	(unaudited)

Current Assets
Cash	$93,023
Accounts receivable	3,202,830
Prepaid expenses	522,698

Total current assets	3,818,551

Equipment
At cost, less accumulated depreciation	5,440

Other Assets
Intangible - at cost, less accumulated amortization	33,553
Security deposit	22,500

Total other assets	56,053

Total assets	$3,880,044

LIABILITIES AND MEMBERS' DEFICIT

Current Liabilities
Accounts payable	$2,536,782
Accrued expenses	14,106
Sales tax payable	8,615
Line of credit	700,000
Deferred Revenue	70,476
Notes payable	300,405

Total current liabilities	3,630,384

Notes Payable - Long-Term Portion	516,795

Members' Deficit	(267,135)

Total liabilities and members' deficit	$3,880,044

See independent auditors’ review report and notes to the financial statements.

2

FLAGSHIP SOLUTIONS, LLC

D/B/A FLAGSHIP SOLUTIONS GROUP

STATEMENTS OF OPERATIONS AND MEMBERS’ DEFICIT (unaudited)

	Three Months Ended
	March 31,
	2021	2020

Revenues	$3,911,081	$2,854,671

Cost of Revenues	3,315,273	2,229,688

Gross Profit	595,808	624,983

General and Administrative Expenses	626,205	595,729

Income (Loss) From Operations	(30,397)	29,254

Other Expenses
Interest expense	7,927	20,190

Net Income (Loss)	(38,324)	9,064

Members' Deficit - Beginning	(228,811)	(132,507)

Members' draws	—	—

Members' Deficit - Ending	$(267,135)	$(123,443)

See independent auditors’ review report and notes to the financial statements.

3

FLAGSHIP SOLUTIONS, LLC

D/B/A FLAGSHIP SOLUTIONS GROUP

STATEMENTS OF CASH FLOWS (unaudited)

	Three Months Ended
	March 31,
	2021	2020

Cash Flows From Operating Activities
Net income (loss)	$(38,324)	$9,064
Adjustments to reconcile net income (loss) to net cash
used in operations:
Depreciation and amortization	1,507	1,900
Changes in assets and liabilities:
Increase in accounts receivable	(1,532,818)	(696,523)
Increase decrease in prepaid expense	(508,925)	(7,367)
Increase in accounts payable	1,893,863	655,138
Increase in accrued expenses	1,575	—
Decrease in sales tax payable	(2,303)	(78,378)
Increase in deferred revenue	(146,844)	—

Net Cash Used in Operating Activities	(332,269)	(116,166)

Cash Flows From Financing Activities
Payments on note payable	—	(62,500)
Net borrowings on line of credit	325,000	45,000

Net Cash Provided (Used) by Financing Activities	325,000	(17,500)

Net Increase (Decrease) in Cash and Cash Equivalents	(7,269)	(133,666)

Cash - Beginning	100,292	228,687

Cash - Ending	$93,023	$95,021

Supplementary Cash Flow Information:
Cash paid for interest	$7,927	$15,292

See independent auditors’ review report and notes to the financial statements.

4

FLAGSHIP SOLUTIONS, LLC

D/B/A FLAGSHIP SOLUTIONS GROUP

NOTES TO FINANCIAL STATEMENTS

NOTE 1 - SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

Nature of Operations

Flagship Solutions, LLC d/b/a Flagship Solutions Group (the “Company”) is located in Boca Raton, Florida and is a leader in cloud computing providing cross platform solutions, and managed services worldwide. These include data center strategic planning and hybrid cloud implementations based on a wide range of assessments that look at virtualization, server consolidation, security, and infrastructure-focused integration. The Company’s managed services include multiple cloud-based server monitoring and management, 24×7 helpdesk support, and data center infrastructure management through their trademarked Infralytics™ set of offerings. In addition, the Company is providing IoT solutions consisting of weather related and IBM Watson capabilities.

Use of Estimates

The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. The items which are subject to significant estimation include the provision of an allowance for doubtful receivable accounts, and capitalization and amortization of intangible assets. Actual results could differ from those estimates.

Cash

Cash includes cash on-hand and cash in banks. At times during the year cash balances have exceeded FDIC limits. The Company believes there is no significant risk with respect to these deposits.

Concentration of Credit Risk and Other Risks and Uncertainties

Financial instruments and assets subjecting the Company to concentration of credit risk consist primarily of cash and trade accounts receivable. The Company’s cash is maintained at major U.S. financial institutions. Deposits in these institutions may exceed the amount of insurance provided on such deposits.

The Company provides credit in the normal course of business. The Company performs ongoing credit evaluations of its customers and maintains allowances for doubtful accounts on factors surrounding the credit risk of specific customers, historical trends, and other information.

As of March 31, 2021, the Company had one customer with an accounts receivable balance representing 91% of total accounts receivable.

For the three months ended March 31, 2021, the Company had two customers that accounted for 65% of revenue. For the three months ended March 31, 2020, the Company had two customer that accounted for 61% of revenue.

See independent auditors’ review report.

5

FLAGSHIP SOLUTIONS, LLC

D/B/A FLAGSHIP SOLUTIONS GROUP

NOTES TO FINANCIAL STATEMENTS - Continued

NOTE 1 - SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES - Continued

Accounts Receivable/Allowance for Doubtful Accounts

The Company sells its services to customers on an open credit basis. Accounts receivable are uncollateralized, non-interest bearing customer obligations. Accounts receivables are typically due within 30 days. The allowance for doubtful accounts reflects the estimated accounts receivable that will not be collected due to credit losses and allowances. Provisions for estimated uncollectible accounts receivable are made for individual accounts based upon specific facts and circumstances including criteria such as their age, amount, and customer standing. Provisions are also made for other accounts receivable not specifically reviewed based upon historical experience. In the opinion of management, substantially all account receivables are considered to be realizable at the amounts stated in the accompanying balance sheets and no allowance for doubtful accounts is considered necessary. During the three months ended March 31, 2021 and 2020, $2,295 and $8,288, of bad debt has been charged to expense, respectively.

Revenue Recognition

Nature of goods and services

The following is a description of the products and services from which the Company generates revenue, as well as the nature, timing of satisfaction of performance obligations, and significant payment terms for each:

Managed Services

The Company delivers a diverse portfolio of services, including network, application, infrastructure and security, via ongoing and regular support and active administration on customers’ premises. These services can occur in the managed service provider’s data center (hosting), or in a third-party data center. The Company also provides outsourced monitoring and management of security devices and systems. Common security service offerings include managed firewall, intrusion detection, virtual private network, vulnerability scanning and anti-viral services. The Company has a Cloud Operations Center (CLOC) that is a 24x7 high-availability cyber operations center.

The Company delivers an innovative new service capability, Infralytics™. Infralytics™ is the marriage of Infrastructure plus Analytics. It is designed to provide businesses with the ability to proactively understand their internal IT infrastructure resource utilization, performance, and capacity, in relation to the needs of the business. These services are provided in real time and delivered as a service billed as a monthly or annual, multi-year agreement.

Managed Software as a Service (MSaaS) focuses on supporting clients’ IT infrastructure through comprehensive IT contract management services for hardware and software contracts. The Company is able to provide high level solutions to its clients in process, maintenance, and support. In addition, the Company is uniquely able to offer clients access to Renewalytics, a vendor-agnostic dashboard that houses equipment and contract data, providing users with more intelligent and actionable views of their IT enterprise.

See independent auditors’ review report.

6

FLAGSHIP SOLUTIONS, LLC

D/B/A FLAGSHIP SOLUTIONS GROUP

NOTES TO FINANCIAL STATEMENTS - Continued

NOTE 1 - SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES - Continued

Revenue Recognition – Continued

Equipment and Software Revenue

The Company provides a broad portfolio of technology solutions to unify, manage, modernize and protect data across hybrid and multi cloud environments. These solutions can be resold directly to the end user or be provided as a service in an outsourced capability. The Company provides customers with virtualized and scalable computing environments for the IBM Power and Storage platforms, in addition to Watson AI and other hybrid cloud capabilities. The Company also focuses on Red Hat, IBM’s 32-billion-dollar acquisition, leading customers’ transition to the Cloud. The Company provisions the required capacities and specifications and monitor, manage, and maintain physical infrastructure required to deliver the services.

Disaggregation of revenue

In the following table, revenue is disaggregated by major product line, geography, and timing of revenue recognition.

	Three Months Ended
	March 31,
	2021	2020

Equipment and software	$197,890	$337,213
Managed services	3,713,191	2,517,458

Total revenue	$3,911,081	$2,854,671

	Three Months Ended
	March 31,
Timing of revenue recognition	2021	2020

Products transferred at a point in time	3,183,733	2,068,097
Products and services transferred over time	727,348	786,574

Total revenue	$3,911,081	$2,854,671

Contract receivables are recorded at the invoiced amount and are uncollateralized, non-interest-bearing client obligations. Provisions for estimated uncollectible accounts receivable are made for individual accounts based upon specific facts and circumstances including criteria such as their age, amount, and client standing.

Most of the Company’s revenue is derived from contract fees related to managed services. Managed services are generally sold as non-recurring projects; however, certain plans are also offered as monthly, annual, or multi-year subscriptions. Subscription revenue is generally recognized ratably over the contractual service term.

See independent auditors’ review report.

7

FLAGSHIP SOLUTIONS, LLC

D/B/A FLAGSHIP SOLUTIONS GROUP

NOTES TO FINANCIAL STATEMENTS - Continued

NOTE 1 - SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES - Continued

Revenue Recognition – Continued

The Company has the following performance obligations:

1) Equipment Sales – power infrastructure systems, servers, storage, and computer related equipment.

2) Software Sales – granting SSL certificates, IT infrastructure, and other licenses.

3) Managed Services - infrastructure analytics, weather analytics, cloud services, back up and disaster recovery, storage, and maintenance.

Equipment sales

For the Equipment sales performance obligation, the control of the product transfers at a point in time (i.e., when the goods have been shipped or delivered to the client’s location, depending on shipping terms). Noting that the satisfaction of the performance obligation, in this sense, does not occur over time as defined within ASC 606-10-25-27 through 29, the performance obligation is considered to be satisfied at a point in time (ASC 606-10-25-30) when the obligation to the client has been fulfilled (i.e., when the goods have left the shipping facility or delivered to the client, depending on shipping terms).

Software Licenses – granting SSL certificates and other licenses

In the case of Licensing performance obligation, the control of the product transfers either at point in time or over time depending on the nature of the license. The revenue standard identifies two types of licenses of IP: a right to access IP and a right to use IP. To assist in determining whether a license provides a right to use or a right to access IP, ASC 606 defines two categories of IP: Functional and Symbolic. The Company’s license arrangements typically require the Company to make its proprietary content available to the client either through a download or through a direct connection. Throughout the life of the contract the Company does not continue to provide updates or upgrades to the license granted. Based on the guidance, the Company considers its license offerings to be akin to functional IP and will recognize revenue at the point in time the license is granted and/or renewed for a new period.

Managed Services

In the case of managed services performance obligation, the control of the product transfers either at point in time or over time depending on the terms of the contract. Whereas if the Company is the primary obligator, control is transferred over time. The Company uses the output method for measuring progress toward complete satisfaction of the performance obligation. The output method recognizes revenue on the basis of direct measurements of the value to the customer of the goods or services transferred to date relative to the remaining goods or services promised under the contract.

Payment terms

The terms of the contracts typical range from 12 to 36 months with auto-renew options. The Company invoices clients one month in advance for its services plus any overages or additional services provided. Invoices are typically due in 30 days.

See independent auditors’ review report.

8

FLAGSHIP SOLUTIONS, LLC

D/B/A FLAGSHIP SOLUTIONS GROUP

NOTES TO FINANCIAL STATEMENTS - Continued

NOTE 1 - SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES - Continued

Revenue Recognition – Continued

Warranties

The Company offers assurance-type warranties from 30 days to 1 year on its products. The Company estimates the costs associated with the warranty obligation using historical data of warranty claims and costs incurred to satisfy those claims. The Company estimates, based upon a review of historical warranty claim experience, the costs that may be incurred under our warranties and record a liability in the amount of such estimate at the time a product is sold. Factors that affect our warranty liability include the number of units sold, historical and anticipated rates of warranty claims, and cost per claim. We periodically assess the adequacy of our recorded warranty liability and adjust the accrual as claims data and historical experience warrants. The Company has assessed the costs of fulfilling its existing assurance-type warranties and has determined that the estimated outstanding warranty obligation on March 31, 2021 are immaterial to the Company’s financial statements.

Significant judgement

In the instances that contract have multiple performance obligation, the Company uses judgment to establish stand-alone price for each performance obligation separately. The price for each performance obligation is determined by reviewing market data for similar services as well as the Company’s historical pricing of each individual service. The sum of each performance obligation was calculated to determine the aggregate price for the individual services. Next the proportion of each individual service to the aggregate price was determined. That ratio was applied to the total contract price in order to allocate the transaction price to each performance obligation.

Advertising Expenses

Advertising and promotion costs are expensed as incurred and are included in general and administrative expenses. Advertising expenses for the three months ended March 31, 2021 and 2020 were $8,060 and $16,487, respectively.

Income Taxes

The Company files its income taxes on the accrual basis as a partnership for Federal income tax purposes, and thus no income tax expense has been recorded in the statements. Income from the partnership is taxed to the members in their individual returns on their share of the Company’s earnings. The Company’s net income or loss is allocated among the members in accordance with the Operating Agreement of the Company.

The Company does not have any uncertain tax positions which must be considered for disclosure.

The Federal income tax returns of the Company for 2020, 2019, and 2018 are subject to examination by the IRS, generally for a period of three years from the date they are filed. There are no examinations currently in process.

NOTE 2 - EQUIPMENT

Acquisitions of furniture, equipment or improvements not expected to be consumed within one year of purchase are capitalized at cost. Depreciation is computed for financial statement purposes on the straight-line method over the estimated useful lives of the related assets, which range from five to seven years. A schedule of equipment follows:

See independent auditors’ review report.

9

FLAGSHIP SOLUTIONS, LLC

D/B/A FLAGSHIP SOLUTIONS GROUP

NOTES TO FINANCIAL STATEMENTS - Continued

NOTE 2 – EQUIPMENT (continued)

March 31,
2021

Computer equipment	$17,616
Furniture and fixtures	13,572

Sub-total	31,188

Less: accumulated depreciation	25,748

Total net of accumulated depreciation	$5,440

Depreciation for the three months ended March 31, 2021 and 2020 amounted to $681 and $1,366, respectively.

NOTE 3 – INTANGIBLE ASSETS

During the course of business, the Company’s website was created. Other intangible assets are amortized over a ten-year period and expensed to operations. The amounts are amortized using the straight-line method.

March 31,
2021

Website design	$43,030

Less: accumulated amortization	9,477

Total net of accumulated amortization	$33,553

Amortization for the three months ended March 31, 2021 and 2020 amounted to $826 and $534, respectively.

NOTE 4 – LINE OF CREDIT

On March 24, 2017, the Company entered into a revolving demand note with a bank for an amount not to exceed $750,000. The line of credit may be cancelled by either party at any time for any reason by written notice to the other and is collateralized by all assets of the Company and the personal guarantee of two members of the Company. The stated interest rate is adjustable with interest equal to the Prime Rate plus four percent per annum. Repayment terms consist of interest only due monthly with all principal and remaining interest due on demand. The line of credit balance outstanding as of March 31, 2021 was $700,000.

See independent auditors’ review report.

10

FLAGSHIP SOLUTIONS, LLC

D/B/A FLAGSHIP SOLUTIONS GROUP

NOTES TO FINANCIAL STATEMENTS - Continued

NOTE 5 – NOTES PAYABLE

March 31,
2021
Note payable for the Paycheck Protection Program received through the Small Business Administration (SBA) to support payroll and other qualified expenses. The funds are expected to be forgiven during the year ended December 31, 2021.	307,300

Economic Injury Disaster Loan from the Small Business Administration, payable $2,437 monthly, including interest at 3.75% through September 2049. Payments begin April 2021, but still accrue interest from the date of receipt in April 2020.	509,900

Subtotal	817,200

Less: current portion of long-term debt	300,405

Long-term debt, net of current portion	$516,795

The approximate amounts of notes payable due during the successive years ending December 31, are as follows:

2021 (nine months)	$245,435
2022	79,246
2023	10,962
2024	11,380
2025	11,814
2026 and thereafter	458,363

Total	$817,200

Interest expense for the three months ended March 31, 2021 and 2020 amount to $7,927 and $20,190, respectively.

See independent auditors’ review report.

11

FLAGSHIP SOLUTIONS, LLC

D/B/A FLAGSHIP SOLUTIONS GROUP

NOTES TO FINANCIAL STATEMENTS - Continued

NOTE 6 – LEASES

The Company leases its facilities from an unrelated third party in Boca Raton, Florida under an operating lease effective August 1, 2017 through July 31, 2020. The minimum base rent under the lease terms is $4,080 per month rent plus taxes, expenses, and utilities. The agreement has been extended through July 31, 2021 with a monthly base rent of $2,828 monthly. Total rent expense for the three months ended March 31, 2021 and 2020 amounted to $20,028 and $25,827, respectively.

Future approximate minimum lease payments of the non-cancelable operating lease for the years ended December 31, are as follows:

2021 (nine months)	$19,796

NOTE 7 – RISKS AND UNCERTAINTIES

Risks inherent in this highly competitive industry include, but are not limited to, product obsolescence, patent or proprietary right infringement.

COVID 19

The COVID-19 pandemic has created significant worldwide uncertainty, volatility, and economic disruption. The extent to which COVID-19 will adversely impact our business, financial condition and results of operations is dependent upon numerous factors, many of which are highly uncertain, rapidly changing, and uncontrollable. These factors include, but are not limited to: (i) the duration and scope of the pandemic; (ii) governmental, business and individual actions that have been and continue to be taken in response to the pandemic, including travel restrictions, quarantines, social distancing, work-from-home and shelter-in-place orders and shut-downs; (iii) the impact on U.S. and global economies and the timing and rate of economic recovery; (iv) potential adverse effects on the financial markets and access to capital; (v) potential goodwill or other impairment charges; (vi) increased cybersecurity risks as a result of pervasive remote working conditions; and (vii) our ability to effectively carry out our operations due to any adverse impacts on the health and safety of our employees and their families.

Vendors, such as Flagship, that provide essential services or products, including logistics and technology support are deemed to be essential businesses. As a result of the pandemic, all employees, including the Company’s specialized technical staff, are working remotely or in a virtual environment. The Company always maintains the ability for team members to work virtual and the Company will continue to stay virtual, until the State and or the Federal government indicate the environment is safe to return to work. The significant increase in remote working, particularly for an extended period of time, could exacerbate certain risks to the Company’s business, including an increased risk of cybersecurity events and improper dissemination of personal or confidential information, though the Company does not believe these circumstances have, or will, materially adversely impact its internal controls or financial reporting systems. If the COVID-19 pandemic should worsen, the Company may experience disruptions to our business including, but not limited to equipment, to its workforce, or to its business relationships with other third parties.

See independent auditors’ review report.

12

FLAGSHIP SOLUTIONS, LLC

D/B/A FLAGSHIP SOLUTIONS GROUP

NOTES TO FINANCIAL STATEMENTS - Continued

NOTE 7 – RISKS AND UNCERTAINTIES - Continued

The extent to which COVID-19 impacts the Company’s operations or those of its third-party partners will depend on future developments, which are highly uncertain and cannot be predicted with confidence, including the duration of the outbreak, new information that may emerge concerning the severity of COVID-19 and the actions to contain COVID-19 or treat its impact, among others. Any such disruptions or losses we incur could have a material adverse effect on the Company’s financial results and our ability to conduct business as expected.

NOTE 8 – SUBSEQUENT EVENTS

On May 31, 2021, the Company and the owners (collectively, the “Equityholders”) of all of the issued and outstanding membership interests has been acquired by Data Storage Corporation (“DSC”), pursuant to the completed merger (the “Merger”) contemplated by Agreement and Plan of Merger (the “Merger Agreement”) with Data Storage Corporation (“DSC”) and Data Storage FL, LLC, a Florida limited liability company. The Company being the surviving company in the Merger and becoming, as a result, Data Storage Corporation’s wholly owned subsidiary.

See independent auditors’ review report.

13

FLAGSHIP SOLUTIONS, LLC

d/b/a Flagship Solutions Group

December 31, 2020 and 2019

FLAGSHIP SOLUTIONS, LLC

C O N T E N T S

INDEPENDENT AUDITOR’S REPORT

To the Management

of Flagship Solutions, LLC

We have audited the accompanying financial statements of Flagship Solutions, LLC, which comprise the balance sheets as of December 31, 2020 and 2019, and the related statements of operations, members’ equity, and cash flows for the years then ended, and the related notes to the financial statements.

Management’s Responsibility for the Financial Statements

Management is responsible for the preparation and fair presentation of these financial statements in accordance with accounting principles generally accepted in the United States of America; this includes the design, implementation, and maintenance of internal control relevant to the preparation and fair presentation of financial statements that are free from material misstatement, whether due to fraud or error.

Auditor’s Responsibility

Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free from material misstatement.

An audit involves performing procedures to obtain audit evidence about the amounts and disclosures in the financial statements. The procedures selected depend on the auditor’s judgment, including the assessment of the risks of material misstatement of the financial statements, whether due to fraud or error. In making those risk assessments, the auditor considers internal control relevant to the entity’s preparation and fair presentation of the financial statements in order to design audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the entity’s internal control. Accordingly, we express no such opinion. An audit also includes evaluating the appropriateness of accounting policies used and the reasonableness of significant accounting estimates made by management, as well as evaluating the overall presentation of the financial statements.

We believe that the audit evidence we have obtained is sufficient and appropriate to provide a basis for our audit opinion.

Opinion

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Flagship Solutions, LLC as of December 31, 2020 and 2019, and the results of its operations and its cash flows for the years then ended in accordance with accounting principles generally accepted in the United States of America.

/s/ Rosenberg Rich Baker Berman, P.A.

Somerset, New Jersey

April 14, 2021

1

FLAGSHIP SOLUTIONS, LLC BALANCE SHEETS

	December 31,
	2020	2019
ASSETS

Current Assets
Cash	$100,292	$228,687
Accounts receivable	1,670,012	1,584,849
Prepaid expenses	13,773	321,066
Total current assets	1,784,078	2,134,602

Equipment
At cost, less accumulated depreciation	6,121	10,730

Other Assets
Intangible - at cost, less accumulated amortization	34,379	6,515
Security deposit	22,500	22,500
Total other assets	56,879	29,015

Total assets	$1,847,077	$2,174,347

LIABILITIES AND MEMBERS’ DEFICIT

Current Liabilities
Accounts payable	$642,918	$991,631
Accrued expenses	12,531	—
Sales tax payable	10,918	20,687
Line of credit	375,000	700,000
Deferred Revenue	217,320	420,402
Member loans	—	50,000
Notes payable	245,435	124,134

Total current liabilities	1,504,123	2,306,854

Notes Payable - Long-Term Portion	571,765	—

Members’ Deficit	(228,811)	(132,507)

Total liabilities and members’ deficit	$1,847,077	$2,174,347

2

Flagship Solutions, LLC

STATEMENT OF EARNINGS

See Independent Accountant’s Compilation Report

	Year Ended
	December 31,
	2020	2019

Revenues	$8,851,260	$12,128,999

Cost of Revenues	6,469,914	10,117,258

Gross Profit	2,381,346	2,011,741

General and Administrative Expenses	2,300,547	2,303,098

Income (Loss) From Operations	80,799	(291,357)

Other Expenses
Interest expense	44,958	92,070

Net Income (Loss)	35,841	(383,427)

Members’ Equity (Deficit) - Beginning	(132,507)	250,920

Members’ draws	(132,145)	—

Members’ Deficit - Ending	$(228,811)	$(132,507)

3

Flagship Solutions, LLC

STATEMENT OF CASH FLOWS

See Independent Accountant’s Compilation Report

	Year Ended
	December 31,
	2020	2019

Cash Flows From Operating Activities
Net income (loss)	$35,841	$(383,427)
Adjustments to reconcile net income (loss) to net cash provided by (used in) operations:
Depreciation and amortization	6,746	6,559
Changes in assets and liabilities:
Increase in accounts receivable	(85,163)	(261,130)
(Increase) decrease in prepaid expense	307,293	(14,472)
Increase (decrease) in accounts payable	(348,713)	361,786
Increase in accrued expenses	12,531	—
Increase (decrease) in sales tax payable	(9,769)	18,480
Increase (decrease) in deferred revenue	(203,082)	420,402

Net Cash Provided by (Used in) Operating Activities	(284,316)	148,198

Cash Flows From Investing Activities
Purchase of intangible asset	(30,000)	—

Cash Flows From Financing Activities
Proceeds from Small Business Association loans	817,200	—
(Payments) Proceeds on note payable	(124,134)	124,134
Payments on member loan	(50,000)	(20,000)
Net payments on line of credit	(325,000)	(25,000)
Member distributions	(132,145)	—

Net Cash Provided by Financing Activities	185,921	79,134

Net Increase (Decrease) in Cash and Cash Equivalents	(128,395)	227,332

Cash - Beginning	228,687	1,355

Cash - Ending	$100,292	$228,687

Supplementary Cash Flow Information:
Cash paid for interest	$32,733	$92,070

4

NOTES TO FINANCIAL STATEMENTS

FOR THE YEARS ENDED DECEMBER 31, 2020 AND 2019

NOTE 1 - SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

Nature of Operations

Flagship Solutions, LLC d/b/a Flagship Solutions Group (the “Company”) is located in Boca Raton, Florida and is a leader in cloud computing providing cross platform solutions, and managed services worldwide. These include data center strategic planning and hybrid cloud implementations based on a wide range of assessments that look at virtualization, server consolidation, security, and infrastructure-focused integration. The Company’s managed services include multiple cloud-based server monitoring and management, 24×7 helpdesk support, and data center infrastructure management through their trademarked Infralytics™ set of offerings. In addition, the Company is providing IoT solutions consisting of weather related and IBM Watson capabilities.

Use of Estimates

The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. The items which are subject to significant estimation include the provision of an allowance for doubtful receivable accounts, and capitalization and amortization of intangible assets. Actual results could differ from those estimates.

Cash

Cash includes cash on-hand and cash in banks. At times during the year cash balances have exceeded FDIC limits. The Company believes there is no significant risk with respect to these deposits.

Concentration of Credit Risk and Other Risks and Uncertainties

Financial instruments and assets subjecting the Company to concentration of credit risk consist primarily of cash and trade accounts receivable. The Company’s cash is maintained at major U.S. financial institutions. Deposits in these institutions may exceed the amount of insurance provided on such deposits.

The Company provides credit in the normal course of business. The Company performs ongoing credit evaluations of its customers and maintains allowances for doubtful accounts on factors surrounding the credit risk of specific customers, historical trends, and other information.

For the year ended December 31, 2020, the Company had four customers with an accounts receivable balance representing 65% of total accounts receivable. For the year ended December 31, 2019, the Company had two customers with an accounts receivable balance representing 67% of total accounts receivable.

Accounts Receivable/Allowance for Doubtful Accounts

The Company sells its services to customers on an open credit basis. Accounts receivable are uncollateralized, non- interest-bearing customer obligations. Accounts receivables are typically due within 30 days. The allowance for doubtful accounts reflects the estimated accounts receivable that will not be collected due to credit losses and allowances. Provisions for estimated uncollectible accounts receivable are made for individual accounts based upon specific facts and circumstances including criteria such as their age, amount, and customer standing. Provisions are also made for other accounts receivable not specifically reviewed based upon historical experience. In the opinion of management, substantially all account receivables are considered to be realizable at the amounts stated in the accompanying balance sheets and no allowance for doubtful accounts is considered necessary. During the year ended December 31, 2020 and 2019, $8,288 and $7,013, of bad debt has been charged to expense, respectively.

5

NOTES TO FINANCIAL STATEMENTS - Continued

FOR THE YEARS ENDED DECEMBER 31, 2020 AND 2019

NOTE 1 - SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES - Continued

Revenue Recognition

Nature of goods and services

The following is a description of the products and services from which the Company generates revenue, as well as the nature, timing of satisfaction of performance obligations, and significant payment terms for each:

Managed Services

The Company delivers a diverse portfolio of services, including network, application, infrastructure and security, via ongoing and regular support and active administration on customers’ premises. These services can occur in the managed service provider’s data center (hosting), or in a third-party data center. The Company also provides outsourced monitoring and management of security devices and systems. Common security service offerings include managed firewall, intrusion detection, virtual private network, vulnerability scanning and anti-viral services. The Company has a Cloud Operations Center (CLOC) that is a 24x7 high-availability cyber operations center.

The Company delivers an innovative new service capability, Infralytics™. Infralytics™ is the marriage of Infrastructure plus Analytics. It is designed to provide businesses with the ability to proactively understand their internal IT infrastructure resource utilization, performance, and capacity, in relation to the needs of the business. These services are provided in real time and delivered as a service billed as a monthly or annual, multi-year agreement.

Managed Software as a Service (MSaaS) focuses on supporting clients’ IT infrastructure through comprehensive IT contract management services for hardware and software contracts. The Company is able to provide high level solutions to its clients in process, maintenance and support. In addition, the Company is uniquely able to offer clients access to Renewalytics, a vendor-agnostic dashboard that houses equipment and contract data, providing users with more intelligent and actionable views of their IT enterprise.

Equipment and Software Revenue

The Company provides a broad portfolio of technology solutions to unify, manage, modernize and protect data across hybrid and multi cloud environments. These solutions can be resold directly to the end user or be provided as a service in an outsourced capability. The Company provides customers with virtualized and scalable computing environments for the IBM Power and Storage platforms, in addition to Watson AI and other hybrid cloud capabilities. The Company also focuses on Red Hat, IBM’s 32-billion-dollar acquisition, leading customers’ transition to the Cloud. The Company provisions the required capacities and specifications and monitor, manage, and maintain physical infrastructure required to deliver the services.

6

NOTES TO FINANCIAL STATEMENTS - Continued

FOR THE YEARS ENDED DECEMBER 31, 2020 AND 2019

NOTE 1 - SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES – Continued

Revenue Recognition – Continued

Disaggregation of revenue

In the following table, revenue is disaggregated by major product line and timing of revenue recognition.

	Year Ended
	December 31,
	2020	2019

Equipment and software	$1,067,908	$4,268,831
Managed services	7,783,352	7,860,168

Total revenue	$8,851,260	$12,128,999

	Year Ended December 31,
Timing of revenue recognition	2020	2019

Products transferred at a point in time	$5,946,376	$9,916,580
Products and services transferred over time	2,904,885	2,212,419

Total revenue	$8,851,260	$12,128,999

Contract receivables are recorded at the invoiced amount and are uncollateralized, non-interest-bearing client obligations. Provisions for estimated uncollectible accounts receivable are made for individual accounts based upon specific facts and circumstances including criteria such as their age, amount, and client standing.

Most of the Company’s revenue is derived from recurring contract fees related to managed services. Managed services are generally sold as monthly subscriptions; however, certain plans are also offered as annual or multi-year subscriptions. Subscription revenue is generally recognized ratably over the contractual service term.

The Company has the following performance obligations:

1)	Equipment Sales – power infrastructure systems, servers, storage, and computer related equipment.
2)	Software Sales – granting SSL certificates, IT infrastructure, and other licenses.
3)	Managed Services - infrastructure analytics, weather analytics, cloud services, back up and disaster recovery, storage, and maintenance.

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NOTES TO FINANCIAL STATEMENTS - Continued

FOR THE YEARS ENDED DECEMBER 31, 2020 AND 2019

NOTE 1 - SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES - Continued

Revenue Recognition – Continued

Equipment Sales

For the equipment sales performance obligation, the control of the product transfers at a point in time (i.e., when the goods have been shipped or delivered to the client’s location, depending on shipping terms). Noting that the satisfaction of the performance obligation, in this sense, does not occur over time as defined within ASC 606-10-25- 27 through 29, the performance obligation is considered to be satisfied at a point in time (ASC 606-10-25-30) when the obligation to the client has been fulfilled (i.e., when the goods have left the shipping facility or delivered to the client, depending on shipping terms).

Software Sales

In the case of licensing performance obligation, the control of the product transfers either at point in time or over time depending on the nature of the license. The revenue standard identifies two types of licenses of IP: a right to access IP and a right to use IP. To assist in determining whether a license provides a right to use or a right to access IP, ASC 606 defines two categories of IP: Functional and Symbolic. The Company’s license arrangements typically require the Company to make its proprietary content available to the client either through a download or through a direct connection. Throughout the life of the contract the Company does not continue to provide updates or upgrades to the license granted. Based on the guidance, the Company considers its license offerings to be akin to functional IP and will recognize revenue at the point in time the license is granted and/or renewed for a new period.\

Managed Services

In the case of managed services performance obligation, the control of the product transfers either at point in time or over time depending on the terms of the contract. Whereas if the Company is the primary obligator, control is transferred over time. The Company uses the output method for measuring progress toward complete satisfaction of the performance obligation. The output method recognize revenue on the basis of direct measurements of the value to the customer of the goods or services transferred to date relative to the remaining goods or services promised under the contract.

Payment terms

The terms of the contracts typical range from 12 to 36 months with auto-renew options. The Company invoices clients one month in advance for its services plus any overages or additional services provided. Invoices are typically due in 30 days.

Warranties

The Company offers assurance-type warranties from 30 days to 1 year on its products. The Company estimates the costs associated with the warranty obligation using historical data of warranty claims and costs incurred to satisfy those claims. The Company estimates, based upon a review of historical warranty claim experience, the costs that may be incurred under our warranties and record a liability in the amount of such estimate at the time a product is sold. Factors that affect our warranty liability include the number of units sold, historical and anticipated rates of warranty claims, and cost per claim. We periodically assess the adequacy of our recorded warranty liability and adjust the accrual as claims data and historical experience warrants. The Company has assessed the costs of fulfilling its existing assurance-type warranties and has determined that the estimated outstanding warranty obligation on December 31, 2020 and 2019 are immaterial to the Company’s financial statements.

8

NOTES TO FINANCIAL STATEMENTS - Continued

FOR THE YEARS ENDED DECEMBER 31, 2020 AND 2019

NOTE 1 - SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES – Continued

Revenue Recognition – Continued

Significant judgement

In instances where contracts have multiple performance obligations, the Company uses judgment to establish a stand- alone price for each performance obligation. The price for each performance obligation is determined by reviewing the Company’s historical pricing of each individual service. The proportion of each performance obligation compared to the contract price would be used to allocate the transaction price to each performance obligation.

Advertising Expenses

Advertising and promotion costs are expensed as incurred and are included in general and administrative expenses. Advertising expenses for the year ended December 31, 2020 and 2019 were $100,348 and $285,758, respectively.

Income Taxes

The Company files its income taxes on the accrual basis as a partnership for Federal income tax purposes, and thus no income tax expense has been recorded in the financial statements. Income from the partnership is taxed to the members in their individual returns on their share of the Company’s earnings. The Company’s net income or loss is allocated among the members in accordance with the Operating Agreement of the Company.

The Company does not have any uncertain tax positions which must be considered for disclosure.

The Federal income tax returns of the Company for 2019, 2018, and 2017 are subject to examination by the taxing authorities, generally for a period of three years from the date they are filed. There are no examinations currently in process.

NOTE 2 - EQUIPMENT

Acquisitions of furniture, equipment or improvements not expected to be consumed within one year of purchase are capitalized at cost. Depreciation is computed for financial statement purposes on the straight-line method over the estimated useful lives of the related assets, which range from five to seven years. A schedule of equipment follows:

	December 31,
	2020	2019
Computer equipment	$17,616	$17,616
Furniture and fixtures	13,572	13,572

Sub-total	31,188	31,188

Less: accumulated depreciation	25,068	20,458

Total net of accumulated depreciation	$6,121	$10,730

Depreciation for the years ended December 31, 2020 and 2019 amounted to $4,610 and $5,256, respectively.

9

NOTES TO FINANCIAL STATEMENTS - Continued

FOR THE YEARS ENDED DECEMBER 31, 2020 AND 2019

NOTE 3 – INTANGIBLE ASSETS

During the course of business, the Company’s website was created. Other intangible assets are amortized over a ten- year period and expensed to operations. The amounts are amortized using the straight-line method.

	December 31,
	2020	2019

Website design	$43,030	$13,030

Less: accumulated amortization	8,651	6,515

Total net of accumulated amortization	$34,379	$6,515

Amortization for the years ended December 31, 2020 and 2019 amounted to $2,136 and $1,303, respectively.

NOTE 4 – LINE OF CREDIT

On March 24, 2017, the Company entered into a revolving demand note with a bank for an amount not to exceed $750,000. The line of credit may be cancelled by either party at any time for any reason by written notice to the other and is collateralized by all assets of the Company and the personal guarantee of two members of the Company. The stated interest rate is adjustable with interest equal to the Prime Rate plus one percent per annum. Repayment terms consist of interest only due monthly with all principal and remaining interest due on demand. The rate at December 31, 2020 was 4.25%. The line of credit is due on demand and the balance outstanding as of December 31, 2020 and 2019 was $375,000 and $700,000, respectively.

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NOTES TO FINANCIAL STATEMENTS - Continued

FOR THE YEARS ENDED DECEMBER 31, 2020 AND 2019

NOTE 5 – NOTES PAYABLE

Note payable to finance company to provide short-term financing, payable $5,962 weekly including interest at 10.14% through April 2020. Secured by all Company assets and the personal

	Year Ended
	December 31,
	2020	2019
Note payable to finance company to provide short-term financing, payable $5,962 weekly including interest at 10.14% through April 2020. Secured by all Company assets and the personal guarantee of one of the members of the Company.	$—	$124,134

Note payable to members, payable on demand, no stated interest rate	—	50,000

Note payable for the Paycheck Protection Program received through the Small Business Administration (SBA) to support payroll and other qualified expenses. The funds are expected to be forgiven during the year ended December 31, 2021.	307,300	—

Economic Injury Disaster Loan from the Small Business Administration, payable $2,437 monthly, including interest at 3.75% through September 2049. Payments begin April 2021, but still accrue interest from the date of receipt in April 2020.	509,900	—

Subtotal	817,200	174,134

Less: current portion of long-term debt	245,435	174,134

Long-term debt, net of current portion	$571,765	$—

The approximate amounts of notes payable coming due during the years following December 31, 2020 are as follows:

2021	$245,435
2022	79,246
2023	10,962
2024	11,380
2025	11,814
2026 and thereafter	458,363
Total	$817,200

Interest expense for the years ended December 31, 2020 and 2019 amount to $44,958 and $92,070, respectively.

11

NOTES TO FINANCIAL STATEMENTS - Continued

FOR THE YEARS ENDED DECEMBER 31, 2020 AND 2019

NOTE 6 – LEASES

The Company leases its facilities from an unrelated third party in Boca Raton, Florida under an operating lease effective August 1, 2017 through July 31, 2020. The minimum base rent under the lease terms is $4,080 per month rent plus taxes, expenses, and utilities. The agreement has been extended through July 31, 2021 with a monthly base rent of $2,828. Total rent expense for the years ended December 31, 2020 and 2019 amounted to $92,876 and

$100,244, respectively.

Future approximate minimum lease payments of the non-cancelable operating lease are as follows:

2021	$19,796

NOTE 7 – RISKS AND UNCERTAINTIES

Risks inherent in this highly competitive industry include, but are not limited to, product obsolescence, patent or proprietary right infringement.

COVID 19

The COVID-19 pandemic has created significant worldwide uncertainty, volatility and economic disruption. The extent to which COVID-19 will adversely impact our business, financial condition and results of operations is dependent upon numerous factors, many of which are highly uncertain, rapidly changing and uncontrollable. These factors include, but are not limited to: (i) the duration and scope of the pandemic; (ii) governmental, business and individual actions that have been and continue to be taken in response to the pandemic, including travel restrictions, quarantines, social distancing, work-from-home and shelter-in-place orders and shut-downs; (iii) the impact on U.S. and global economies and the timing and rate of economic recovery; (iv) potential adverse effects on the financial markets and access to capital; (v) potential goodwill or other impairment charges; (vi) increased cybersecurity risks as a result of pervasive remote working conditions; and (vii) our ability to effectively carry out our operations due to any adverse impacts on the health and safety of our employees and their families.

Vendors, such as Flagship, that provide essential services or products, including logistics and technology support are deemed to be essential businesses. As a result of the pandemic, all employees, including the Company’s specialized technical staff, are working remotely or in a virtual environment. The Company always maintains the ability for team members to work virtual and the Company will continue to stay virtual, until the State and or the Federal government indicate the environment is safe to return to work. The significant increase in remote working, particularly for an extended period of time, could exacerbate certain risks to the Company’s business, including an increased risk of cybersecurity events and improper dissemination of personal or confidential information, though the Company does not believe these circumstances have, or will, materially adversely impact its internal controls or financial reporting systems. If the COVID-19 pandemic should worsen, the Company may experience disruptions to its business including, but not limited to equipment, workforce, or to its business relationships with other third parties.

12

NOTES TO FINANCIAL STATEMENTS - Continued

FOR THE YEARS ENDED DECEMBER 31, 2020 AND 2019

NOTE 7 – RISKS AND UNCERTAINTIES - Continued

The extent to which COVID-19 impacts the Company’s operations or those of its third-party partners will depend on future developments, which are highly uncertain and cannot be predicted with confidence, including the duration of the outbreak, new information that may emerge concerning the severity of COVID-19 and the actions to contain COVID-19 or treat its impact, among others. Any such disruptions or losses we incur could have a material adverse effect on the Company’s financial results and our ability to conduct business as expected.

NOTE 8 – SUBSEQUENT EVENTS

The Company has evaluated events and transactions through April 12, 2021, which is the date that the financial statements were available to be issued, for possible recognition or disclosure in the financial statements.

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